SHAREHOLDER  LETTER


-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Tax-Exempt Money Fund seeks to provide a high level of current income, consistent with liquidity and preservation of capital. The Fund pursues a conservative investment policy by limiting its investments to high quality securities as it seeks to maintain a $1.00 share price.(1)
-------------------------------------------------------------------------------

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Exempt Money Fund's semiannual report for the period ended January 31, 2001.

During the six months under review, economic growth decelerated, as gross domestic product (GDP) fell to a 2.2% annualized rate during third quarter 2000. Slowing further in fourth quarter 2000, the 1.4% annualized rate was the lowest in more than five years. Lower consumer and business confidence, exacerbated by rising energy costs, negatively impacted consumer purchasing power and business profit margins. This partly resulted in falling retail sales and declining business spending for capital equipment, followed by curtailed manufacturing production.

By December, Federal Reserve Board (Fed) policy makers abruptly altered their aggressive stance toward moderating economic growth to ward off inflation. They signaled that for the first time in two years, recession, rather than inflation,


1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government organization.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 5.

CONTENTS

Shareholder Letter ...................  1

Performance Summary ..................  3

Financial Highlights &
Statement of Investments .............  4

Financial Statements .................  9

Notes to
Financial Statements .................  12

[PYRAMID GRAPHIC]

FUND CATEGORY
posed the greatest risk to the decade-long U.S. economic expansion. The Fed lowered the federal funds target rate on January 3 and 31, for a total one percent cut to 5.5%. The Fed's actions so far in 2001 have been their most aggressive since 1982. On a positive note, the Fed also stated that inflation pressures remained under control and that, to date, there was little evidence to suggest that longer-term advances in technology and associated gains in productivity were abating. For the six months under review, unemployment remained close to its 30-year low of 3.9%.(2)

In addition to the downward pressure on yields exerted by the federal funds target rate cuts, stock market turmoil contributed to higher demand for short-term general market securities, reinforcing a general trend of rising bond prices and falling yields. The Fund adjusted to the current declining interest-rate environment for short-term securities by extending its average maturity to lock in higher rates. The Fund's average maturity rose from 37 days on July 31, 2000, to 65 days on January 31, 2001. Over the same period, the Fund's seven-day effective yield fell from 3.66% to 3.56%.

The Fund's investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second- tier securities. Franklin purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. This philosophy of purchasing securities only from what we believe are the most creditworthy institutions may result in lower returns


2. Source: Bureau of Labor Statistics, 2/1/01.

compared to other money funds. However, the Fund's managers believe that the increased yield offered by lower-rated and less liquid securities does not justify the added risk to shareholders.

During the reporting period, the Fund participated in several attractive deals including Chicago Tender Notes, New York Triborough Bridge and Tunnel Authority Revenue Bond Anticipation Notes and Florida Local Government Financing Authority Revenue Tax-Exempt Commercial Paper.

Going forward, we anticipate economic growth in 2001 to continue along the more moderate lines of the second half of 2000. We also believe the Fed will continue to monitor the economy for signs of weakness, responding with forceful monetary policy if need be. We will maintain our close watch on political and economic developments, making adjustments to your portfolio as necessary.

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Exempt Money Fund

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This discussion reflects our views, opinions and portfolio holdings as of
January 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

Performance Summary
1/31/01

-------------------------------------
Seven-day effective yield(1)    3.56%

Seven-day annualized yield      3.49%

Taxable equivalent yield(2)     5.79%

1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the 2001 maximum 39.6% federal personal income tax rate.

Annualized and effective yields are for the seven-day period ended January 31, 2001. The Fund's average weighted maturity was 65 days. Yield reflects fluctuations in interest rates on portfolio investments, and Fund expenses.

Past performance does not guarantee future results.

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Highlights

                                                      Six Months Ended                     Year Ended July 31,
                                                      January 31, 2001  --------------------------------------------------------
                                                         (unaudited)        2000          1999       1998      1997       1996
                                                      --------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $1.00          $1.00         $1.00      $1.00      $1.00      $1.00
                                                      --------------------------------------------------------------------------
Net investment income ..............................         .017           .030          .025       .029       .029       .029
Less distributions from net investment income ......        (.017)         (.030)        (.025)     (.029)     (.029)     (.029)
                                                      --------------------------------------------------------------------------
Net asset value, end of period .....................        $1.00          $1.00         $1.00      $1.00      $1.00      $1.00
                                                      --------------------------------------------------------------------------

Total return(a) ....................................         1.70%          3.02%         2.49%      2.99%      2.94%      2.93%

Ratios/supplemental data
Net assets, end of period (000's) ..................     $169,055       $169,338      $190,727   $164,525   $161,038   $166,713
Ratios to average net assets:
Expenses ...........................................       .76%(b)          .74%          .74%       .65%       .65%       .65%
Expenses excluding waiver and payments by affiliate         76%(b)          .74%          .82%       .83%       .80%       .81%
Net investment income ..............................      3.36%(b)         3.02%         2.46%      2.94%      2.91%      2.88%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Annualized

4                        See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2001 (UNAUDITED)

                                                                                         PRINCIPAL
                                                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------
INVESTMENTS 99.2%

FLORIDA 3.0%
Florida Local Government Financing Authority Revenue, TECP, 3.30%, 6/29/01 ..........   $5,000,000     $5,000,000
                                                                                                       ----------

GEORGIA 6.1%
Cobb-Marietta Coliseum and Exhibit Hall Authority Revenue, MBIA Insured,
  Pre-Refunded, 6.75%, 10/01/26 .....................................................    2,350,000      2,439,096
(a)De Kalb County Hospital Authority RAN, De Kalb Medical Center Project, Weekly
  VRDN and Put, 4.55%, 9/01/09 ......................................................    1,600,000      1,600,000
(a)Fulco Hospital Authority Revenue, Anticipation Certificates, Shepherd Center
  Inc. Project, Weekly VRDN and Put, 4.00%, 9/01/17 ..................................   1,000,000      1,000,000
(a)Macon-Bibb County Hospital Authority Revenue, Certificates, Medical Center
  of Central Georgia, Weekly VRDN and Put, 4.55%, 4/01/07 ...........................      700,000        700,000
(a)Rockdale County Hospital Authority RAN, Weekly VRDN and Put, 4.55%, 10/01/09 .....    1,310,000      1,310,000
(a)Roswell Housing Authority MFR, Azalea Park Apartments, Refunding, FNMA
  Insured, Weekly VRDN and Put, 4.00%, 6/15/25 ......................................    3,200,000      3,200,000
                                                                                                       ----------
                                                                                                       10,249,096
                                                                                                       ----------
ILLINOIS 8.9%
Chicago Tender Notes GO, 3.65%, 1/03/03 .............................................    8,000,000      8,000,000
(a)Illinois State Toll Highway Authority, Toll Highway Priority Revenue,
  Refunding, Series B, MBIA Insured, Weekly VRDN and Daily Put, 3.95%, 1/01/10 ......    7,000,000      7,000,000
                                                                                                       ----------
                                                                                                       15,000,000
                                                                                                       ----------
INDIANA 6.3%
(a)Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital,
  Series B, Weekly VRDN and Put,
         4.00%, 1/01/16 .............................................................    4,100,000      4,100,000
         4.50%, 1/01/20 .............................................................    1,600,000      1,600,000
Indiana State Development Financing Authority Revenue, Refunding, USX Corporate
  Project, 4.35%, 12/01/22 ..........................................................    5,000,000      5,000,000
                                                                                                       ----------
                                                                                                       10,700,000
                                                                                                       ----------
IOWA 3.9%
Iowa School Corporation Warrants Certificates, Iowa School Cash Anticipation
  Program, Series A, FSA Insured, 5.50%, 6/22/01 ....................................    6,500,000      6,524,256
                                                                                                       ----------
(a)KENTUCKY 3.2%
Kentucky Development Finance Authority Revenue, Pooled Loan Program, Series A,
  FGIC Insured, Weekly VRDN and Put, 4.50%, 12/01/15 ................................    5,400,000      5,400,000
                                                                                                       ----------
(a)LOUISIANA 3.2%
East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 4.20%,
  11/01/19 ..........................................................................    1,800,000      1,800,000
Louisiana Public Facilities Authority Hospital Revenue, Willis Knighton Medical
  Center, AMBAC Insured, Weekly VRDN and Put, 4.10%, 9/01/27 ........................    3,700,000      3,700,000
                                                                                                       ----------
                                                                                                        5,500,000
                                                                                                       ----------
MICHIGAN 3.0%
Michigan Municipal Bond Authority Revenue, Series C-2, 5.00%, 8/23/01 ...............    5,000,000      5,018,659
                                                                                                       ----------

(a)MINNESOTA 5.3%
Hennepin County GO, Series C, Weekly VRDN and Put, 4.40%, 12/01/10 ..................    1,100,000      1,100,000
Minneapolis Convention Center, Weekly VRDN and Put, 4.40%, 12/01/18 .................    2,600,000      2,600,000

FRANKLIN TAX-EXEMPT MONEY FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2001 (UNAUDITED) (CONT.)

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
INVESTMENTS (CONT.)
(a)MINNESOTA (CONT.)
Minneapolis GO, Series B, Weekly VRDN and Put, 4.40%,
         12/01/05 ...................................................................   $2,000,000     $2,000,000
         12/01/16 ...................................................................    3,200,000      3,200,000
                                                                                                       ----------
                                                                                                        8,900,000
                                                                                                        ---------
(a)MISSOURI .5%
Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA Insured,
  Daily VRDN and Put, 4.40%, 10/15/14. ..............................................      900,000        900,000
                                                                                                       ----------

(a)NEBRASKA 4.0%
Lancaster County Hospital Authority No.1 Hospital Revenue, Bryan Memorial
  Hospital Project, Refunding, MBIA Insured, Weekly VRDN and Put, 3.95%, 6/01/12 ....    6,800,000      6,800,000
                                                                                                       ----------

(a)NEVADA 2.4%
Clark County Airport Improvement Revenue, sub. lien,
         Series A-1, Weekly VRDN and Put, 3.95%, 7/01/25 ............................    1,000,000      1,000,000
         Series B-1, Weekly VRDN and Put, 4.05%, 7/01/29 ............................    3,000,000      3,000,000
                                                                                                       ----------
                                                                                                        4,000,000
                                                                                                        ---------
(a)NEW JERSEY 2.7%
New Jersey State Turnpike Authority Revenue, Series D, FGIC Insured, Weekly VRDN
  and Put, 3.75%, 1/01/18 ...........................................................    4,600,000      4,600,000
                                                                                                       ----------

(a)NEW MEXICO 2.1%
Albuquerque Gross Receipts Lodgers Tax Revenue, Weekly VRDN and Put, 4.00%, 7/01/23 .      600,000        600,000
Farmington PCR, Arizona Public Service Co., Series A, Daily VRDN and Put, 4.15%,
  5/01/24 ...........................................................................    1,700,000      1,700,000
University of New Mexico Revenue, AMBAC Insured, Weekly VRDN and Put, 3.95%,
  6/01/06 ...........................................................................    1,300,000      1,300,000
                                                                                                       ----------
                                                                                                        3,600,000
                                                                                                        ---------
NEW YORK 19.0%
Long Island Power Authority Electric System Revenue,
      (a) Sub Series 5, Daily VRDN and Put, 4.10%, 5/01/33 ..........................    1,400,000      1,400,000
      TECP, 2.10%, 3/05/01 ..........................................................    4,200,000      4,200,000
Nassau County GO, RAN, Series D, 6.00%, 4/12/01 .....................................    2,000,000      2,005,629
(a)New York City GO, Series B, Sub Series B-3, MBIA Insured, Daily VRDN and Put,
  4.20%, 8/15/04 ....................................................................      300,000        300,000
(a)New York City HDC, MF Rental Housing Revenue, One Columbus Place Development,
  Series A, Weekly VRDN and Put, 3.90%, 11/15/28 ....................................    1,000,000      1,000,000
New York Environmental Facilities Corp. TECP, 4.10%, 2/07/01 ........................    5,000,000      5,000,000
New York GO, RAN, Series A, 5.00%, 4/12/01 ..........................................    5,000,000      5,007,384
New York Metropolitan Transportation Authority Service Contract, Commuter
  Facilities, Series 6, Pre-Refunded, 6.00%, 7/01/21. ...............................    1,000,000      1,006,869
New York State Dormitory Authority Revenue, TECP, 4.30%, 2/09/01 ....................    5,000,000      5,000,000
Triborough Bridge and Tunnel Authority Revenue, BAN, Sub Series A-1,
  5.00%, 1/17/02 ....................................................................    7,000,000      7,131,094
                                                                                                       ----------
                                                                                                       32,050,976
                                                                                                       ----------
OHIO 3.4%
Akron Waterworks Systems Mortgage Revenue, Pre-Refunded, AMBAC Insured, 6.55%,
  3/01/12 ...........................................................................    1,000,000      1,021,723
(a)Cuyahoga County EDR, The Cleveland Orchestra Project, Daily VRDN and Put,
  4.15%, 4/01/28 ....................................................................    1,000,000      1,000,000
(a)Ohio State Air Quality Development Authority Revenue, PCR, Ohio Edison Co.
  Project, Series C, Daily VRDN and Put, 4.30%, 9/01/18 .............................    3,800,000      3,800,000
                                                                                                       ----------
                                                                                                        5,821,723
                                                                                                       ----------

FRANKLIN  TAX-EXEMPT  MONEY  FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2001(UNAUDITED) (CONT.)

                                                                                         PRINCIPAL
                                                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------
INVESTMENTS (CONT.)

(a)PENNSYLVANIA 1.9%
Philadelphia Water and Wastewater Revenue, Series B, Weekly VRDN and Put, 3.95%,
  8/01/27 ...........................................................................   $3,200,000    $ 3,200,000
                                                                                                     ------------
(a)SOUTH CAROLINA 1.1%
Piedmont Municipal Power Agency Electric Revenue, Refunding, Series B, MBIA
  Insured, Weekly VRDN and Put, 4.00%, 1/01/19 ......................................    1,800,000      1,800,000
                                                                                                     ------------
(a)TENNESSEE 4.6%
Metropolitan Government of Nashville and Davidson County IDBR, YMCA Project,
  Daily VRDN and Put, 4.65%, 12/01/18 ...............................................    4,620,000      4,620,000
Montgomery County Public Building Authority, Pooled Financing Revenue, Tennessee
  County Loan Pool, Weekly VRDN and Daily Put, 4.65%, 11/01/27 ......................    3,100,000      3,100,000
                                                                                                     ------------
                                                                                                        7,720,000
                                                                                                     ------------
TEXAS 3.7%
(a)Anelina & Neches River Authority IDC Solid Waste Revenue, Daily VRDN and Put,
  4.30%, 5/01/14 ....................................................................    1,200,000      1,200,000
Texas State TRAN, 5.25%, 8/31/01 ....................................................    5,000,000      5,027,141
                                                                                                     ------------
                                                                                                        6,227,141
                                                                                                     ------------
(a)U.S. TERRITORIES 4.1%
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
  AMBAC Insured, Weekly VRDN and Put, 3.00%, 7/01/28 ................................    7,000,000      7,000,000
                                                                                                     ------------
(a)UTAH 2.1%
Central Utah Water Conservancy District GO, Tender Option, Series F, Weekly VRDN
  and Put, 4.05%, 4/01/27 ...........................................................    3,600,000      3,600,000
                                                                                                     ------------
VIRGINIA 3.5%
Virginia State Public School Authority, School Equipment Financing Notes, Issue
  VI, 5.00%, 4/01/01 ................................................................    6,015,000      6,020,114
                                                                                                     ------------
(a)WISCONSIN .8%
La Crosse PCR, Dairyland Power Cooperative, Refunding, Series B, AMBAC Insured,
     Daily VRDN and Put, 4.20%, 2/01/15 .............................................    1,400,000      1,400,000

(a)WYOMING .4%
Uinta County PCR, Chevron USA Inc. Project, Refunding, Daily VRDN and Put, 4.10%,
  4/01/10 ...........................................................................      700,000        700,000
                                                                                                     ------------
TOTAL INVESTMENTS (COST $167,731,965) 99.2% .........................................                 167,731,965
OTHER ASSETS, LESS LIABILITIES .8% ..................................................                   1,323,426
                                                                                                     ------------
NET ASSETS 100.0% ...................................................................                $169,055,391
                                                                                                     ============


See glossary of terms on page 8.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


              See notes to financial statements.                              7

FRANKLIN  TAX-EXEMPT  MONEY  FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2001(UNAUDITED) (CONT.)


GLOSSARY OF TERMS
-------------------------------------------------------------------------------
AMBAC  -  American Municipal Bond Assurance Corp.
BAN    -  Bond Anticipation Notes
EDR    -  Economic Development Revenue
FGIC   -  Financial Guaranty Insurance Co.
FNMA   -  Federal National Mortgage Association
FSA    -  Financial Security Assistance
GO     -  General Obligation
HDC    -  Housing Development Corp.
IDA    -  Industrial Development Authority/Agency
IDBR   -  Industrial Development Board Revenue
IDC    -  Industrial Development Corp.
MBIA   -  Municipal Bond Investors Assurance Corp.
MF     -  Multi-Family
MFR    -  Multi-Family Revenue
PCR    -  Pollution Control Revenue
RAN    -  Revenue Anticipation Notes
TECP   -  Tax-Exempt Commercial Paper
TRAN   -  Tax and Revenue Anticipation Notes
VRDN   -  Variable Rate Demand Notes

FRANKLIN  TAX-EXEMPT  MONEY  FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2001 (UNAUDITED)

Assets:
  Investments in securities, at value and cost .....................................................   $167,731,965
  Cash .............................................................................................         62,159
  Receivables:
    Capital shares sold ............................................................................        857,814
    Interest .......................................................................................      1,217,225
                                                                                                       ------------
       Total assets ................................................................................    169,869,163
                                                                                                       ------------
Liabilities:
  Payables:
    Capital shares redeemed ........................................................................        504,524
    Affiliates .....................................................................................        102,110
    Shareholders ...................................................................................        158,743
  Distributions to shareholders ....................................................................         18,977
  Other liabilities ................................................................................         29,418
                                                                                                       ------------
       Total liabilities ...........................................................................        813,772
                                                                                                       ------------
  Net assets, at value .............................................................................   $169,055,391
                                                                                                       ------------
  Shares outstanding ...............................................................................    169,055,391
                                                                                                       ------------
  Net asset value per share ........................................................................          $1.00
                                                                                                       ------------


                       See notes to financial statements.                     9

FRANKLIN  TAX-EXEMPT  MONEY  FUND
FINANCIAL STATEMENTS(CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2001 (UNAUDITED)

Investment income:
  Interest .......................................................................................   $3,630,486
Expenses:
  Management fees (Note 3) .......................................................................       507,818
  Transfer agent fees (Note 3) ...................................................................       115,856
  Custodian fees .................................................................................           927
  Reports to shareholders ........................................................................         6,503
  Registration and filing fees ...................................................................        17,956
  Professional fees ..............................................................................         8,898
  Directors' fees and expenses ...................................................................         4,355
  Other ..........................................................................................         7,223
                                                                                                      ----------
        Total expenses ...........................................................................       669,536
                                                                                                      ----------
           Net investment income .................................................................     2,960,950
                                                                                                      ----------
Net increase in net assets resulting from operations .............................................    $2,960,950
                                                                                                      ==========


10                   See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 2001 (UNAUDITED)
AND THE YEAR ENDED JULY 31, 2000

                                                                     SIX MONTHS               YEAR
                                                                       ENDED                 ENDED
                                                                   JANUARY 31, 2001       JULY 31, 2000
                                                                  --------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................................     $2,960,950            $6,237,750
    Net realized loss from investments .........................             --               (27,731)
                                                                  --------------------------------------
      Net increase in net assets resulting from operations .....      2,960,950             6,210,019
  Distributions to shareholders from net investment income .....     (2,960,950)           (6,210,019)(a)
  Capital share transactions (Note 2) ..........................       (282,653)          (21,388,689)
                                                                  --------------------------------------
      Net decrease in net assets ...............................       (282,653)          (21,388,689)
Net assets (there is no undistributed net investment income
 at beginning or end of period):
  Beginning of period ..........................................    169,338,044           190,726,733
                                                                  --------------------------------------
  End of period ................................................   $169,055,391          $169,338,044
                                                                  ======================================

(a)Distributions were decreased by net realized losses from security transactions of $27,731 for the year ended July 31, 2000.


                    See notes to financial statements.                        11

FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Exempt Money Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks high current income exempt from federal income taxes, consistent with capital preservation and liquidity.

The following summarizes the Fund's significant accounting policies.

a.   SECURITY VALUATION

Securities are valued at amortized cost which approximates value.

b.   INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c.   SECURITY TRANSACTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

d.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2.  CAPITAL STOCK

At January 31, 2001, there were five billion shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                      SIX MONTHS ENDED            YEAR ENDED
                                      JANUARY 31, 2001          JULY 31, 2000
                                      -----------------------------------------
Shares sold .................         $   498,705,762          $ 2,067,007,731
Shares issued in reinvestment
  of distributions ..........               2,984,770                6,179,721
Shares redeemed .............            (501,973,185)          (2,094,576,141)
                                      -----------------------------------------
Net decrease ................         $      (282,653)         $   (21,388,689)
                                      =========================================

FRANKLIN TAX-EXEMPT MONEY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

3.  TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, LLC (Investor Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin Templeton Services LLC (FT Services), the Fund's investment manager, transfer agent, principal underwriter, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

ANNUALIZED
 FEE RATE      AVERAGE DAILY NET ASSETS
-------------------------------------------------------
 .625%         First $100 million
 .500%         Over $100 million, up to and including $250 million
 .450%         Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers on average daily net assets, and is not an additional expense of the Fund.

Distributors received contingent deferred sales charges for the period of $100,426.

The Fund paid transfer agent fees of $115,856, of which $88,548 was paid to Investor Services.


4.  INCOME TAXES

At July 31, 2000, the Fund had tax basis capital losses of $10,858 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2004 .........................................  $   595
2005. ........................................    1,844
2008 .........................................    8,419
                                                -------
                                                $10,858
                                                =======

At July 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999 of $27,731. For tax purposes, such losses will be reflected in the year ending July 31, 2001.


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